Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 1 3rd Quarter 2013 Earnings Presentation November 6th, 2013

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 2 Disclaimers IMPORTANT INFORMATION This information is current only as of its date and may have changed. We undertake no obligation to update this information in light of new information, future events or otherwise. This information contains certain financial projections and forecasts and other forward looking information concerning our business, prospects, financial condition and results of operations, and we are not making any representation or warranty that this information is accurate or complete. See “Forward-Looking Information” below. FORWARD-LOOKING INFORMATION Certain statements in this presentation are “forward-looking statements” within the meaning of the federal securities laws. Statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “look forward to,” “intend” and similar expressions intended to connote future events and circumstances constitute forward-looking statements. Forward-looking statements include statements about, among other things, future costs and prices of commodities, production volumes, industry trends, demand for our products and services, anticipated cost savings, anticipated benefits from new products or facilities, and projected results of operations. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Some of the important factors that could cause actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: (1) our ability to successfully implement our business strategy; (2) the cyclical nature of the aluminum industry, material adverse changes in the aluminum industry or our end-use segments, such as global and regional supply and demand conditions for aluminum and aluminum products, and changes in our customers’ industries; (3) our ability to fulfill our substantial capital investment requirements; (4) variability in general economic conditions on a global or regional basis; (5) our ability to retain the services of certain members of our management; (6) our ability to enter into effective metal, natural gas and other commodity derivatives or arrangements with customers to manage effectively our exposure to commodity price fluctuations and changes in the pricing of metals, especially London Metal Exchange-based aluminum prices; (7) our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; (8) increases in the cost of raw materials and energy; (9) the loss of order volumes from any of our largest customers; (10) our ability to retain customers, a substantial number of whom do not have long-term contractual arrangements with us; (11) our ability to generate sufficient cash flows to fund our capital expenditure requirements and to meet our debt service obligations; (12) competitor pricing activity, competition of aluminum with alternative materials and the general impact of competition in the industry segments we serve; (13) risks of investing in and conducting operations on a global basis, including political, social, economic, currency and regulatory factors; (14) current environmental liabilities and the cost of compliance with and liabilities under health and safety laws; (15) labor relations (i.e., disruptions, strikes or work stoppages) and labor costs; (16) our levels of indebtedness and debt service obligations, including changes in our credit ratings, material increases in our cost of borrowing, an inability to access the credit or capital markets or the failure of financial institutions to fulfill their commitments to us under committed credit facilities; (17) the possibility that we may incur additional indebtedness in the future; and (18) limitations on operating our business as a result of covenant restrictions under our indebtedness. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward- looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law. NON-GAAP INFORMATION The non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, commercial margin, and variations thereof) are not measures of financial performance calculated in accordance with U.S. GAAP and should not be considered as alternatives to net income (loss) or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. Non-GAAP measures have limitations as analytical tools and should be considered in addition to, not in isolation or as a substitute for, or as superior to, our measures of financial performance prepared in accordance with GAAP. Management believes that certain non-GAAP performance measures may provide investors with additional meaningful comparisons between current results and results in prior periods. Management uses non-GAAP financial measures as performance metrics and believes these measures provide additional information commonly used by the holders of our senior debt securities and parties to the ABL Facility with respect to the ongoing performance of our underlying business activities, as well as our ability to meet our future debt service, capital expenditures and working capital needs. These adjustments are based on currently available information and certain adjustments that we believe are reasonable and are presented as an aid in understanding our operating results. They are not necessarily indicative of future results of operations that may be obtained by the Company. INDUSTRY INFORMATION Information regarding market and industry statistics contained in this presentation is based on information from third party sources as well as estimates prepared by us using certain assumptions and our knowledge of these industries. Our estimates, in particular as they relate to our general expectations concerning the aluminum industry, involve risks and uncertainties and are subject to changes based on various factors, including those discussed under “Risk Factors” in our filings with the Securities and Exchange Commission.

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 3 Third Quarter Performance Overview  3Q13 Adjusted EBITDA of $68 million  Higher Automotive volumes in North America and Europe  Lower Aerospace and Building & Construction volumes  Excess industry capacity driving price pressure  Rolled Products scrap spread pressure; improved Spec Alloy margins  Solid AOS related productivity performance; $12 million saved in 3Q13

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 4 RPNA 1 (7%) Distribution (2%) Transportation (1%) B&C 1 (14%) RPEU / Global Market Segments 2 1% Aerospace (3%) Automotive 10% Heat Exchanger 4% Plate & Coil (3%) Extrusions 4% RSAA 2% Spec / Automotive 8% Recycling (4%) RSEU (6%) Spec / Automotive (3%) Recycling (12%) 3Q13 Volume Recap & Highlights Volume Change vs. 3Q12 Drivers 1RPNA and B&C volumes exclude impact of competitor strike in 2012 2RPEU volumes adjusted for Voerde - Economic uncertainty - Economic uncertainty - Slow seasonal ramp up; cycle delay; destocking - Customer inventory overhang - Premium auto builds; Aluminum penetration - Share gain; rebound from cycle lows - Slower quarter, but rebounding year to date - Improved Automotive demand - Strong NA Auto builds - Lower steel industry demand - Depressed EU Auto builds - Scrap availability

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 5 Strategic Growth Project Update  Plate shipments of approximately 1.9 kT during 3Q13, $8M in revenues  Positive steps towards Aerospace qualification; targeting 2H14 Zhenjiang Rolling Mill

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 6 Strategic Growth Project Update  Capability to produce widest aluminum heat treated sheet currently in Europe  Filling capacity for 2014 at a rapid pace Duffel Wide Cold Mill Expansion

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 7 Scrap Environment Update 0.6 0.7 0.8 0.9 1.0 1.1 1.2 Sep 13 Sep 12 Sep 11 9 Yr Avg Spread Spread Indexed to 9 Yr Avg $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 Sep 11 Sep 12 Sep 13 MLC Diff. to P1020 Ptd. Siding Diff. to P1020 P1020 (right axis) NA Spec Alloy Metal Spreads RPNA Scrap Spreads Scrap Conditions  Spreads trended positively during 3Q13  “China Green Fence” favorable impact  Scrap processing equip increasing flexibility  Low LME limiting scrap spreads  Increased competition for scrap  Regional premium declining

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 8 Adjusted EBITDA Bridges 3Q13 vs. 3Q12 68 78 20 40 60 80 3Q13 Currency / Other 3 Productivity 12 Inflation 10 Margin / Scrap Spreads 3 Price 3 Volume / Mix 3 3Q12 9mos 13 YTD vs. 9mos 12YTD 210 249 50 100 150 0 250 3Q13 YTD Productivity 42 Inflation 31 Margin / Scrap Spreads 24 Price 18 Volume / Mix 8 3Q12 YTD ($M) ($M)

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 9 Adjusted EBITDA Metrics 0% 5% 10% 15% 20% 25% $1800 $1600 $1400 $1200 $1000 $800 $600 $400 $200 $0 LTM 1665 2012 1682 2011 1763 2010 1521 2009 1263 Recycling & Specification Alloys Rolled Products & Extrusions Total Aleris Commercial Margin Adj. EBITDA as a % of Commercial Margin1 Adj. EBITDA / Ton Sold2 $132 $150 $165 $142 $307 $353$349 $273 $53$58 $91$83$350 $300 $250 $200 $150 $100 $50 $0 400 2012 2011 2010 LTM 2009 $20 $161 $55 Recycling & Specification Alloys Rolled Products & Extrusions Total Aleris 2Adj. EBITDA / ton figures exclude Brazil and Voerde volumes *Commercial Margin represents revenue less hedged cost of metal and metal price lag 1Excludes Brazil and Voerde

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 10 RPNA Volume (kT) Adjusted EBITDA 3Q13 Performance 3Q Adjusted EBITDA Bridge ($M) LTM 376 2012 395 2011 371 2010 371 3Q13 91 3Q12 102 20 30 10 20 30 3Q13 Productivity 4 Inflation 5 Margin / Scrap Spreads 3 Price 2 Volume / Mix 4 3Q12 0 20 40 60 80 100 120 0% 5% 10% 15% 20% 25% LTM 97 2012 111 2011 105 2010 88 3Q13 20 3Q12 30 Adj. EBITDA / ton 291 223 238 283 282 259 Adjusted EBITDA ($M) EBITDA as % of Commercial Margin  Soft Building & Construction volumes  Softer demand in line with industry  Price pressure  Scrap spreads tight; lower LME and availability

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 11 RPEU Volume (kT)1 Adjusted EBITDA 3Q13 Performance 3Q Adjusted EBITDA Bridge ($M) LTM 296 2012 281 2011 314 2010 304 3Q13 73 3Q12 72 33 40 20 25 30 35 40 3Q13 Inflation 3 Margin / Scrap Spreads 3 Price 1 3Q12 2 2 Productivity Currency/Other 0 50 100 150 200 0% 5% 10% 15% 20% 25% 30% LTM 119 2012 137 2011 152 2010 104 3Q13 33 3Q12 40 Adj. EBITDA / ton1 551 456 343 482 486 402 Adjusted EBITDA ($M) EBITDA as % of Commercial Margin  Strong volume growth in Automotive  Raw material prices increasing; scrap availability  Production issues impacting productivity  EBITDA / ton & margin impacted by mix & price 1Excludes Voerde & Zhenjiang shipments

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 12 Extrusions Volume (kT) Adjusted EBITDA 3Q13 Performance 3Q Adjusted EBITDA Bridge ($M) 68 LTM 2010 76 2012 68 2011 72 3Q13 17 3Q12 17 44 0 2 4 6 Price 1 1 3Q12 1 Volume / Mix 3Q13 Productivity 1 Inflation 0 2 4 6 8 10 12 14 0% 2% 4% 6% 8% 10% LTM 11 2012 14 2011 8 2010 11 3Q13 4 3Q12 4 Adj. EBITDA / ton 244 249 159 104 202 156 Adjusted EBITDA ($M) EBITDA as % of Commercial Margin  Volume growth in automotive projects  Competitive pricing pressure  Productivity offsetting inflation

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 13 RSAA Volume (kT)1 Adjusted EBITDA1 3Q13 Performance 3Q Adjusted EBITDA Bridge ($M) 2012 868 2011 895 2010 792 3Q13 216 3Q12 211 LTM 854 16 9 0 2 4 6 8 10 12 14 16 3Q13 Productivity 4 Inflation 2 Margin / Scrap Spreads 2 Volume / Mix 3 3Q12 0 20 40 60 80 100 0% 5% 10% 15% 20% 25% 3Q12 9 LTM 52 2012 54 2011 81 2010 65 3Q13 16 Adj. EBITDA / ton 43 73 83 90 62 61 Adjusted EBITDA ($M) EBITDA as % of Commercial Margin  3Q performance much improved vs prior year  Strong automotive volumes  3Q Spec Alloy metal spreads improved vs 1H  Scrap processing CapEx delivering solid productivity 1Volume, Adjusted EBITDA, and Adjusted EBITDA / ton exclude Brazil

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 14 RSEU Volume (kT) Adjusted EBITDA 3Q13 Performance 3Q Adjusted EBITDA Bridge ($M) LTM 368 2012 385 2011 387 2010 372 3Q13 90 3Q12 95 4 5 0 2 4 6 3Q13 Productivity 1 Inflation 1 Margin / Scrap Spreads 1 Volume / Mix 2 3Q12 0 5 10 15 20 25 30 35 0% 5% 10% 15% 20% LTM 12 2012 19 2011 35 2010 32 3Q13 4 3Q12 5 Adj. EBITDA / ton 49 41 85 91 50 33 Adjusted EBITDA ($M) EBITDA as % of Commercial Margin  Tight scrap availability impacting volume  Competitor insolvency driving structural improvements  Expecting solid improvement in 4Q vs prior year

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 15 3Q12 3Q13 Cash Provided by Operating Activities $56 $33 Less: Capital Expenditures (97) (41) Less: Other Items (8) 0 Net Cash Before Financing ($49) ($8) China Term Loan/Other 24 1 Net Cash Flow After China Financing ($25) ($7) Cash Flow & LTM Working Capital Progression Net Cash Flow LTM Total Working Capital 50 52 54 56 58 60 62 64 66 11 12 13 14 15 16 17 18 LTM 17.6% 64 2012 16.5% 60 2011 16.8% 61 2010 17.0% 62 2009 18.0% 66 % o f S a le s Da y s

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 16 Capital & Liquidity Overview Capital Expenditures Summary Liquidity Summary – 9/30/2013 Capital Structure $183 120 63 2011 $205 92 113 3Q13 YTD 2013E $250 100 150 2012 $390 112 278 Maintenance Growth Cash $71 Availability under ABL facility 480 Liquidity $551 12/31/12 9/30/13 Cash 593$ 71$ ABL - - Notes* 1,000 1,000 China Loan Facility* 188 197 Other* 58 58 Net Debt 653$ 1,184$ Net Debt / LTM Adj EBITDA 2.2x 4.6x Net Recourse Debt / LTM Adj EBITDA 1.6x 3.9x *Amounts exclude applicable discounts

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 17 4Q13 Outlook  Aerospace customer inventory overhang; long-term fundamentals strong  Auto body sheet volume strength expected to continue  Global Rolled Products short-term volume uncertainty; long-term fundamentals strong  Continued pressure on Rolled Products NA scrap spreads; stable Spec Alloy metal spreads expected  Productivity benefits expected to be realized from strategic CapEx and SG&A reductions; offset by higher, one-time planned maintenance activity  Adjusted EBITDA expected to be lower compared to 4Q12

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 18 Outlook Aluminum Rolled Products Demand (kT) Airplane Order Backlog (thousands) US Housing Starts (thousands) Auto Builds (millions) +5% CAGR 2017E 26,472 2012 20,350 3Q13 10.1 12 9.0 11 7.9 10 6.6 09 6.4 08 6.8 07 6.3 06 4.6 05 3.7 2004 2.3 Airbus Boeing Aug 13 2012 2011 2010 630 610 780 891 16.215.4 13.1 11.9 19.019.3 20.2 19.0 2013E 2012 2011 2010 Europe North America Source: IHS Global Source: Aleris, NAHB; Census Bureau & Dept of Housing for Development for 2013 Source: Boeing, Airbus Source: CRU International Limited Multi-family Single family

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 19 Appendix

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 20 3Q & YTD Adj. EBITDA Reconciliation 2013 2012 2013 2012 Adjusted EBITDA 67.6$ 78.4$ 210.1$ 248.6$ Unrealized (losses) gains on derivative financial instruments (3.2) (0.5) (2.9) 3.2 Impact of recording assets at fair value through fresh-start and purchase accounting - 0.2 0.1 0.8 Restructuring charges (1.0) (0.6) (11.4) (1.1) Unallocated currency exchange (losses) gains on debt (1.1) 1.0 (1.3) (0.3) Stock-based compensation expense (5.8) (2.8) (11.2) (8.1) Start-up expenses (7.6) (7.9) (31.0) (16.9) Favorable metal price lag 5.1 4.7 18.0 12.1 Other (2.3) (1.5) (4.4) (5.2) EBITDA 51.7 71.0 166.0 233.1 Interest expense, net (26.2) (10.7) (71.8) (33.8) Provision for income taxes (1.4) (7.5) (9.0) (25.6) Depreciation and amortization (31.4) (20.0) (93.3) (59.2) Net (loss) income attributable to Aleris Corporation (7.3) 32.8 (8.1) 114.5 Net income (loss) attributable to noncontrolling interest 0.2 (0.3) 0.8 (0.9) Net (loss) income (7.1) 32.5 (7.3) 113.6 Depreciation and amortization 31.4 20.0 93.3 59.2 (Benefit from) provision for deferred income taxes (0.8) 1.3 1.1 8.3 Stock-based compensation expense 5.8 2.8 11.2 8.1 Unrealized losses (gains) on derivative financial instruments 3.2 0.5 2.9 (3.2) Currency exchange losses (gains) on debt 2.8 (0.4) 2.4 0.5 Amortization of debt issuance costs 1.9 1.6 5.8 4.7 Other (2.6) (0.8) (3.2) (1.1) Change in operating assets and liabilities: Change in accounts receivable 44.0 0.2 (68.1) (97.4) Change in inventories (7.6) 11.3 (31.9) (41.5) Change in other assets 2.1 (6.0) (12.9) (7.7) Change in accounts payable (24.8) (0.1) 28.2 69.6 Change in accrued liabilities (14.8) (7.1) (38.8) (21.1) Net cash provided (used) by operating activities 33.5$ 55.8$ (17.3)$ 92.0$ For the three months ended For the nine months ended September 30, September 30, (in millions)

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 21 2013 2012 RPNA Segment income 21.5$ 30.3$ Favorable metal price lag (1.2) (0.6) Segment Adjusted EBITDA (1) 20.4$ 29.7$ RPEU Segment income 37.1$ 42.6$ Impact of recording amounts at fair value through fresh-start and purchase accounting - (0.2) Favorable metal price lag (4.0) (2.6) Segment Adjusted EBITDA (1) 33.1$ 39.8$ Extrusions Segment income 4.3$ 5.6$ Impact of recording amounts at fair value through fresh-start and purchase accounting - - Favorable metal price lag - (1.5) Segment Adjusted EBITDA (1) 4.3$ 4.1$ RSAA Segment income 15.7$ 9.2$ Segment Adjusted EBITDA (2) 15.7 9.2 RSEU Segment income 3.7$ 4.7$ Segment Adjusted EBITDA (2) 3.7 4.7 (1) Amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in this table. (2) There was no difference between segment income and segment Adjusted EBITDA for this segment. For the three months ended September 30, 3Q12 & 3Q13 Adj. EBITDA Reconciliation by Segment

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 22 2010 – Sep ’13 LTM Adj. EBITDA Reconciliation by Segment LTM September 30, 2013 2012 2011 2010 RPNA Segment income 104.0$ 117.6$ 111.1$ 94.3$ Impact of recording amounts at fair value through fresh-start and purchase accounting - - - (2.7) Favorable metal price lag (6.6) (6.4) (6.2) (3.5) Segment Adjusted EBITDA (1) 97.4$ 111.1$ 104.9$ 88.1$ RPEU Segment income 133.1$ 144.6$ 157.6$ 95.5$ Impact of recording amounts at fair value through fresh-start and purchase accounting (0.2) (0.8) 3.8 19.6 Favorable metal price lag (14.2) (7.1) (9.9) (10.7) Segment Adjusted EBITDA 118.7$ 136.7$ 151.5$ 104.4$ Extrusions Segment (loss) income 11.8$ 16.4$ 10.9$ 8.0$ Impact of recording amounts at fair value through fresh-start and purchase accounting - (0.1) (0.3) 3.2 Unfavorable (favorable) metal price lag (1.2) (2.6) (2.7) 0.3 Segment Adjusted EBITDA (1) 10.6$ 13.8$ 7.9$ 11.5$ RSAA Segment income 52.3$ 53.6$ 80.9$ 63.5$ Impact of recording amounts at fair value through fresh-start and purchase accounting - - - 1.9 Segment Adjusted EBITDA 52.3$ 53.6$ 80.9$ 65.4$ RSEU S gment income 12.1$ 19.4$ 35.3$ 27.7$ Impact of recording amounts at fair value through fresh-start and purchase accounting - - - 3.9 Segment Adjusted EBITDA 12.1$ 19.4$ 35.3$ 31.6$ (1) Amounts may not foot as they represent the ca lculated totals based on actual amounts and not the rounded amounts presented in this table. For the years ended December 31, (in millions)

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 23 2009 – Sep ’13 LTM Commercial Margin Reconciliation LTM September 2013 2012 2011 2010 2009 Revenues 4,331.3$ 4,412.4$ 4,826.4$ 4,117.1$ 2,996.8$ Hedg d cost of metal (2,623.0) (2,707.6) (3,045.0) (2,555.3) (1,687.9) Favorable metal price lag (21.9) (16.0) (18.9) (13.6) (29.5) Commercial margin 1,686.4$ 1,688.8$ 1,762.5$ 1,548.2$ 1,279.4$ For the years ended December 31, (in millions)